Exhibit 10.10

                               ASSIGNMENT OF LEASE

     FOR VALUE RECEIVED, the undersigned hereby assigns, sets over and transfers unto Tech Laboratories, Inc., a corporation of the State of New Jersey, all of its right, title and interest in and to a certain Lease Agreement dated May 1, 1992 between William Tanis as Landlord and the undersigned as Tenant for the demised premises described as 953 Belmont Avenue, Borough of North Haledon, County of Passaic, State of New Jersey, together with all of the undersigned's right, title and interest in and to the security deposit of $9,190.00.

     The Assignor hereby warrants and represents that its only use of the demised premises since May 1, 1992 has been for the minifolding of instruction sheets for pharmaceutical products; (Standard Industrial Classification number
7389), and Foresee Corporation hereby agrees to hold and save harmless and to indemnify Tech Laboratories, Inc., against any and all liability for damages, loss, costs, charges and expenses of whatever kind or nature (including counsel and attorney's fees) which Tech Laboratories, Inc. may, at any time, sustain or incur by reason of or in consequence of any environmental concerns, damage or cleanup that may have been caused or may have occurred at any time from May 1, 1992 to the date possession of the demised premises is delivered to Tech Laboratories, Inc.

     The Landlord hereby consents to the assignment of the above described lease between Foresee corporation and Tech Laboratories, Inc. provided, however, that the Assignor shall continue to remain liable under the terms of the lease and is not released from any liability thereunder.

     Tech Laboratories, Inc., Assignee-Tenant does hereby accept assignment of the above described lease and agrees to make all payments to be made thereunder; and otherwise to perform and abide by all the covenants, conditions, and obligations of the Tenant-Assignor under said lease.

     The Landlord hereby consents to the within Assignment and acknowledges that the responsibility of Tech Laboratories, Inc., under the 33rd paragraph of the said lease pertains only to any environmental damage caused by Foresee Corporation or Tech Laboratories, Inc. from and after May 1, 1992.

ATTEST:                                            FORESEE CORPORATION, Assignor


/s/                                        By: /s/
------------------------------------           ---------------------------------
            Secretary                          LESTER A. CIOFFI, President

ATTEST:                                        TECH LABORATORIES, INC., Assignee


/s/                                        By: /s/
------------------------------------           ---------------------------------
            Secretary                                                  President

WITNESS:


/s/                                            /s/
------------------------------------           ---------------------------------
                                               WILLIAM TANIS, SR., Landlord

This Lease Agreement made the 1st day of May, 1992, Between WILLIAM TANIS, residing or located at 42 Lake[la]nd Road, Green Pond in the Township of [Ro]ckaway in the County of Morris and State of New Jersey, herein designated as the Landlord And FORESEE CORPORATION residing or located at 953 Belmont Avenue in the Borough of North Haledon in the County of Passaic and State of New
Jersey, herein designated as the Tenant Witnesseth that, the Landlord does hereby lease to the Tenant and the Tenant does hereby rent from the Landlord, the following described premises: 953 Belmont Avenue, Borough of North Haledon, County of Passaic, State of New Jersey for a term of five (5) years commencing on May 1, 1992, and ending on April 30, 1997, to be used and occupied such uses as permitted by the zoning ordinances of the Borough of North Haledon.

Upon the following Conditions and Covenants:

     1st: The Tenant covenants and agrees to pay to the Landlord, as rent for and during the term hereof, in the following manner:

First year commencing May 1, 1992, the sum of $3,900.00 per month, payable on the first day of each and every month, and thereafter the rental shall be the aforesaid sum increased yearly in accordance to the same proportion that the inflationary rate of the United States increased over the previous year. The inflationary increase will be determined by the Consumer Price Index - A[ll] Urban Consumers, New York -- Northeast New Jersey, A[ll] Items ["]Index" as published by the United States Department of Labor's Bureau of Labor Statistics or such other Index used to determine inflationary increase. The rental shall be increased by the identical percentage of increase over the previous years Consumer Price Index. The Consumer Price Index for the month preceding the anniversary date compared to the same [mo]nth of the previous year shall be used for com[pa]rison purposes. In no event shall the base rental be reduced.

     2nd: The Tenant has examined the premises and has entered into this lease without any representation on the part of the Landlord as to the condition thereof. The Tenant shall take good care of the premises and shall at the Tenant's own cost and expense, make all repairs, including painting and decorating, and shall maintain the premises in good condition and state of repair, and at the end or other expiration of the term hereof, shall deliver up the rented premises in good order and condition, wear and tear from a reasonable use thereof, and damage by the elements not resulting from the neglect or fault of the Tenant, excepted. The Tenant shall neither encumber nor obstruct the sidewalks, driveways, yards, entrances, hallways and stairs, but shall keep and maintain the same in a clean condition, free from debris, trash, refuse, snow and ice.

     3rd: In case of the destruction of or any damage to the glass in the leased premises, or the destruction of or damage of any kind whatsoever to the said premises, caused by the carelessness, negligence or improper conduct on the part of the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, the Tenant shall repair the said damage or replace or restore any destroyed parts of the premises, as speedily as possible, at the Tenant's own cost and expense.

     4th: No alterations, additions or improvements shall be made, and no climate regulating, air conditioning, cooling, heating or sprinkler systems, television or radio antennas, heavy equipment, apparatus and fixtures, shall be installed in or attached to the leased premises, without the written consent of the Landlord. Unless otherwise provided herein, all such alterations, additions or improvements and systems, when made, installed in or attached to the said premises, shall belong to and become the property of the Landlord and shall be surrendered with the premises and as part thereof upon the expiration or sooner termination of this lease, without hindrance, molestation or injury.

     5th: The Tenant shall not place nor allow to be placed any signs of any kind whatsoever, upon, in or about the said premises or any part thereof, except of a design and structure and in or at such places as may be indicated and consented to by the Landlord in writing. In case the Landlord or the Landlord's agents, employees or representatives shall deem it necessary to remove any such signs in order to paint or make any repairs, alterations or improvements in or upon, said premises or any part thereof, they may be so removed, but shall be replaced at the Landlord's expense when the said repairs, alterations or improvements shall have been completed. Any signs permitted by the Landlord shall at all times conform with all municipal ordinances or other laws and regulations applicable thereto.

     6th: The Tenant shall pay when due all the rents or charges for water or other utilities used by the Tenant, which are or may be assessed or imposed upon the leased premises or which are or may be charged to the Landlord by the suppliers thereof during the term hereof, and if not paid, such rents or charges shall be added to and become payable as additional rent with the installment of rent next due or within 30 days of demand therefor, whichever occurs sooner.

     7th: The Tenant shall promptly comply with all laws, ordinances, rules, regulations, requirements and directives of the Federal, State, and Municipal Governments or Public Authorities and all of their departments, bureaus and subdivisions, applicable to and affecting the said premises, their use and occupancy, for the correction, prevention and abatement of nuisances, violations or other grievances in, upon or connected with the said premises, during the term hereof; and shall promptly comply with all orders, regulations, requirements and directives of the Board of Fire underwriters or similar authority and of any insurance companies which have issued or are about to issue policies of insurance covering the said premises and its contents, for the prevention of fire or other casualty, damage or injury, at the Tenant's own cost and expense.

     8th: The Tenant, at Tenant's own cost and expense, shall obtain or provide and keep in full force for the benefit of the Landlord, during the term hereof, general public liability insurance, insuring the Landlord against any and all liability or claims of liability arising out of, occasioned by or resulting from any accident or otherwise in or about the leased premises, for injuries to any person or persons, for limits of not less than $500,000.00 for injuries to one person and $1,000,000.00 for injuries to more than one person, in any one accident or occurrence, and for loss or damage to the property of any person or persons, for not less than $500,000.00. The policy or policies of insurance shall be of a company or companies authorized to do business in this State and shall delivered to the Landlord, together with evidence of the payment of the premiums therefor, not less than fifteen days prior to the commencement of the term hereof or of the date when the Tenant shall enter into possession, which occurs sooner. At least fifteen days prior to the expiration or termination date of any policy, the Tenant shall deliver a renewal or replacement policy with proof of the payment of the premium therefor. The Tenant also agrees to and shall save, hold and keep harmless and indemnify the Landlord from and for any and all payments, expenses, costs, attorney fees and from and for any and all claims and liability for losses or damage to property or injuries to persons occasioned wholly or in part by or resulting from any acts or omissions by the Tenant or the Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors, or for any cause or reason whatsoever arising out of or by reason of the occupancy by the Tenant and the conduct of the Tenant's business.

     9th: The Tenant shall not, without the written consent of the Landlord assign, mortgage or hypothecate this lease, nor sublet or sublease the premises or any part thereof. The consent of the Landlord shall not be unreasonably withheld.

     10th: The Tenant shall not occupy or use the leased premises or any part thereof, nor permit or suffer the same to be occupied or used for any purpose other than as h[ ]imited, nor for any purposed deemed unlawful, disreputable, or extra hazardous, on account of fire or other casualty.

     11th: This lease shall not be a li[ ] said premises in respect to any mortgages that may hereafter be placed upon said premises. The recording of s[uch] mo[rtgage] or mortgages shall have preference and precedence and be superior and prior in lien to this lease, irrespective of [the] da[ ] [ ]cording and the Tenant agrees to execute any instruments, without cost, which may be deemed necessary or desirable, [to] further effect the subordination of this lease to any such mortgage or mortgages. A refusal by the Tenant to execute such instrument shall entitle the Landlord to the option of cancelling this lease, and the term hereof is hereby expressly [limi]ted accordingly.

     12th: If the land and the premises [ ] the leased premises are a part, or any portion thereof, shall be taken under eminent domain or co[ ]nation proceeding [ ] if suit or other action shall be instituted for the taking or condemnation thereof, or if in lieu of p[ ]mal [c]ondemnation proceedings or actions, the Landlord shall grant an option to purchase and/or shall sell and convey [ ] [s]aid premises or any portion thereof, to the governmental or other public authority, agency, body or public utility, s[ ]g to take said land and premises or any portion thereof, then this lease, at the option of the Landlord, shall be terminate [and] the term hereof shall end as of such date [ ] the Landlord shall fix by notice in writing; and the Tenant shall have no [claim] or [right] to claim or be entitled to any portion of any amount which may be awarded as damages or paid as a result of such [ ]dem[ ] proceedings or paid as the purchase price for such option, sale or conveyance in lieu of formal condemnation [pro]ceed[ings] and all rights of the Tenant in damages, if any, are hereby assigned to the Landlord. The Tenant agrees to execute and deliver any instruments, at the expense of the Landlord, as may be deemed necessary or required to expedite any condemnation proceedings or to effectuate a proper transfer of title to such governmental or other public authority, agency, body or public utility seeking to take or acquire the said lands and premises or any portion thereof. The Tenant covenants and agrees to vacate the [ ] premises, remove all the Tenant's personal property therefrom and deliver up peaceable possessions [ ] to the Landlord [or] such other party designated by the Landlord in the aforementioned notice. Failure by the Tenant [to co]mply with any p[rovis]ions of this clause shall subject the Tenant to such costs, expenses, damages and losses [as] the Landlord may incur by rea[son] of the Tenant's breach hereof.

     13th: In case of fire or other casualty, the Tenant shall give imm[ediate] notice to the Landlord. If the premises shall be partially damaged by fire, the elements or other casualty, the Landlord [shall] repair the same as speedily as practicable, but the Tenant's obligation to pay the rent hereunder shall not cease. [If, in] the o[pin]ion of the Landlord, the premises be so extensively and substantially damaged as to render them untenantable, then the [rent] shall cease until such time as the premises shall be made tenantable by the Landlord. However, if, in the opinion of the Landlord, the premises be totally destroyed or so extensively and substantially damaged as to require practically a rebuilding thereof, then the rent shall be paid up to the time of such destruction and then and from henceforth this lease shall come to an [end.] In no event however, shall the provisions of this clause become effective or be applicable, if the fire or other casualty and damage shall be the result of the carelessness, negligence or improper conduct of the Tenant or the Tenant's ag[ents,] employees, guests, licensees, invitees, subtenants, assignees or successors. In such case, the Tenant's liability for the payment of the rent and the performance of all the covenants, conditions and terms hereof on the Tenant's part to be performed shall continue and the Tenant shall be liable to the Landlord for the damage and l[oss] suffered by the Landlord. If the Tenant shall have been insured against any of the risks herein covered, then the proceeds of such insurance shall be paid over to the Landlord to the extent of the Landlord's costs and expenses to make the repairs hereunder, and such
insurance   carriers   shall  have  no  recourse   against  the   Landlord   for
reimbursement.

     14th: If the Tenant shall fail or refuse to comply with and perform any conditions and covenants of the within lease, the Landlord may, if the Landlord so elects, carry out and perform such conditions and covenants, at the cost and expense of the Tenant, and the said cost and expense shall be payable on demand, or at the option of the Landlord shall be added to the installment of rent due immediately thereafter but in no case later than one month after such demand, whichever occurs sooner, and shall be due and payable as such. This remedy shall be in addition to such other remedies as the Landlord may have hereunder by reason of the breach by the Tenant of any of the covenants and conditions in this lease contained.

     15th: The Tenant agrees that the Landlord and the Landlord's agents, employees or other representatives, shall have the right to enter into and upon the said premises or any part thereof, at all reasonable hours, for the purposes of examining the same or making such repairs or alterations therein as may be necessary for the safety and preservation thereof. This clause shall not be deemed to be a covenant by the Landlord nor be construed to create an obligation on the part of the Landlord to make such inspection or repairs.

     16th: The Tenant agrees to permit the Landlord and the Landlord's agents, employees or other representatives to show the premises to persons wishing to rent or purchase the same, and Tenant agrees that on and after six months next preceding the expiration of the term hereof, the Landlord or the Landlord's agents, employees or other representatives shall have the right to place notice on the front of said premises or any part thereof, offering the premises for rent or for sale; and the Tenant hereby agrees to permit the same to remain thereon without hindrance or molestation.

     17th: If for any reason it shall be impossible to obtain fire and other hazard insurance on the buildings and improvements on the leased premises, in an amount and in the form and in insurance companies acceptable to the Landlord, the Landlord may, if the Landlord so elects at any time thereafter, terminate this lease and the term hereof, upon giving to the Tenant fifteen days notice in writing of the Landlord's intention so to do, and upon the giving of such notice, this lease and the term thereof shall terminate. If by reason of the use to which the premises are put by the Tenant or character of or the manner in which the Tenant's business is carried on, the insurance rates for fire and other hazards shall be increase, the Tenant shall upon demand, pay to the Landlord as rent, the amounts by which the premiums for such insurance are increased. Such payment shall be paid with the next installment of rent but in no case later than one month after such demand, whichever occurs sooner.

     18th: Any equipment, fixtures, goods or other property of the Tenant, not removed by the Tenant upon the termination of this lease, or upon any quitting, vacating or abandonment of the premises by the Tenant, or upon the Tenant's eviction, shall be considered as abandonment and the Landlord shall have the right, without any notice to the Tenant, to sell or otherwise dispose of the same, at the expense of the Tenant, and shall not be accountable to the Tenant for any part of the proceeds of such sale, if any.

     19th: If there should occur any default on the part of the Tenant in the performance of any conditions and covenants herein contained, or if during the term hereof the premises or any part thereof shall be or become abandoned or deserted, vacated or vacant, or should the Tenant be evicted by summary proceedings or otherwise, the Landlord, in addition to any other remedies herein contained or as may be permitted by law, may either by force or otherwise, without being liable for prosecution therefor, or for damages, re-enter the said premises and the same have and again possess and enjoy; and as agent for the Tenant or otherwise, re-let the premises and receive the rents therefor and apply the same, first to the payment of such expenses, reasonable attorney fees and costs, as the Landlord may have been put to in re-entering and repossessing the same and in making such repairs and alterations as may be necessary; and second to the payment of the rents due hereunder. The Tenant shall remain liable for such rents as may be in arrears and also the rents as may accrue subsequent to the re-entry by the Landlord, to the extent of the difference between the rents reserved hereunder and the rents, if any, received by the Landlord during the remainder of the unexpired term hereof, after deducting the aforementioned expenses, fees and costs; the same to be paid as such deficiencies arise and are ascertained each month.

     20th: Upon the occurrence of any of the contingencies set forth in the preceding clause, or should the Tenant be adjudicated a bankrupt, insolvent or placed in receivership, or should proceedings be instituted by or against the Tenant for bankruptcy, insolvency, receivership, agreement of composition or assignment for the benefit of creditors, or if this lease or the estate of the Tenant hereunder shall pass to another by virtue of any court proceedings, writ of execution, levy, sale, or by operation of law, the Landlord may, if the Landlord so elects, at any time thereafter, terminate this lease and the terms hereof, upon giving to the Tenant or any trustee, receiver, assignee or other person in charge of or acting as custodian of the assets or property of the Tenant, five days notice in writing, of the Landlord's intention so to do. Upon the giving of such notice, this lease and the terms hereof shall end on the date fixed in such notice as if the said date was the date originally fixed in this lease for the expiration hereof; and the Landlord shall have the right to remove all persons, goods, fixtures and chattels therefrom, by force or otherwise, without liability for damages.

     21th: The Landlord shall not be liable for any damage or injury which may be sustained by the Tenant or any other person, as a consequence of the failure, breakage, leakage or obstruction of the water, plumbing, steam, sewer, waste or soil pipes, roof, drains, leaders, gutters, valleys, downspouts or the like or of the electrical, gas, power, conveyor, refrigeration, sprinkler, airconditioning or heating systems, elevators or hoisting equipment; or by reason of the elements; or resulting from the carelessness, negligence or improper conduct on the part of any other Tenant or of, the Landlord or the Landlord's or this or any other Tenant's agents, employees, guests, licensees, invitees, subtenants, assignees or successors; or attributable to any interference with, interruption of or failure, beyond the control of the landlord, of any services to be furnished or supplied by the Landlord.

     22nd: The various rights, remedies, options and elections of the Landlord, expressed herein, are cumulative, and the failure of the Landlord to enforce strict performance by the Tenant of the conditions and covenants of this lease or to exercise any election or option or to resort or have recourse to any remedy herein conferred or the acceptance by the Landlord of any installment of rent after any breach by the Tenant, in any one or more instances, shall not be construed or deemed to be a waiver or a relinquishment for the future by the Landlord of any such conditions and covenants, options, elections or remedies, but the same shall continue in full force and effect.

     23rd: This lease and the obligation of the Tenant to pay the rent hereunder and to comply with the covenants and conditions hereof, shall not be affected, curtailed, impaired or excused because of the Landlord's inability to supply any service or material called for herein, by reason of any rule, order, regulation or preemption by any governmental entity, authority, department, agency or subdivision or for any delay [that] may arise by reason of negotiations for the adjustment of any fire or other casualty loss or because of strikes or other [ ] trouble or for any cause beyond the control of the Landlord.

     24th: The terms, conditions, covenants a[nd pro]vis[ion] of this lease shall be deemed to be severable. If any clause or provision herein contained shall be adjudged [ ]inv[ ] or unenforceable by a court of competent jurisdiction or by operation of any applicable law, it sh[all n]ot [affect] the validity of any other clause or provision herein, but such other clauses or provisions shall remain in full force and effect.

     25th: All notices required under [the] terms of this lease shall be given and shall be complete[d] by mailing such notice by certified or registered mail, return receipt requested, [to] the address of the parties as shown at the head of this lease, or to such other address as may be [ ]na[ ]d in writin[g,] which notice of change of address shall be given in the same manner.

     26th: The Landlord covenants and represents that the Landlord is the owner of the premises herein leased and has the right and authority to enter into, execute and deliver this lease; and does further covenant that the Tenant on paying [the] rent and performing the conditions and covenants herein contained, shall and may peaceably and quietly have, hold and enjoy the leased premises for the terms aforementioned.

     27th: This lease contains the entire contract between the parties. No representative, agent or employee of the Landlord has been authorized to make any representations [or pr]omises with reference to the within letting or to vary, alter or modify the terms hereof. No additions, changes or modifications, renewals or extensions hereof, shall be binding unless reduced to writing and signed by the Landlord and the Tenant.

     28th: DELETED.

     29th: DELETED.

     30th: If any mechanical or other liens shall be created or filed against the leased premises by reason of labor performed or materials furnished for the Tenant in the erection, construction, completion, alteration, repair or utilities to any building or improvement, the Tenant shall within 30 days thereafter, at the Tenant's own cost and expense, cause such lien or liens to be satisfied and discharged of record together with any Notices of Intention that may have been filed. Failure so to do shall entitle the Landlord to resort to such remedies as are provided herein in the case of any default of this lease, in addition to such as are permitted by law.

     31st: The Tenant waives all rights of recovery against the Landlord or the Landlord's agents, employees or other representatives, for any loss, damages or injury of any nature whatsoever is property or persons for which the Tenant is insured. The Tenant shall obtain from the Tenant's insurance carrier and will deliver to the Landlord, waivers of the subrogation rights under the respective policies.

     32nd: The Tenant has this day deposited with the Landlord the sum of $1,190.00 as security for the payment of the rent hereunder and the full and faithful performance by the Tenant of the covenants and conditions on the part of the Tenant to be performed. Said sum shall be returned to the Tenant, without interest, after the expiration of the term hereof, provided that the Tenant has fully and faithfully performed all such covenants and conditions and is not in arrears in rent. During the term hereof, the Landlord may, if the Landlord so elects, have recourse to such security, to make good any default by the Tenant, in which event the Tenant shall, on demand, promptly restore said security to its original amount. Liability to repay said security to the Tenant shall run with the reversion and title to said premises, whether any change in ownership thereof be by voluntary alienation or as the result of judicial sale, foreclosure or other proceedings or the exercise of a right of taking or entry by any mortgagee. The Landlord shall assign or transfer said security, for the benefit of the Tenant, to any subsequent owner or holder of the reversion or title to said premises, in which case the assignee shall become liable for the repayment thereof s herein provided, and the assignor shall be deemed to be released by the Tenant from all liability to return such security. This provision shall be applicable to every alienation or change in title and shall in no wise be deemed to permit the Landlord to retain the security after termination of the Landlord's ownership of the reversion or title. The Tenant shall not mortgage, encumber or assign said security without the written consent of the Landlord.

     33rd: The Tenant, at its own cost and expense, agrees to comply with all applicable environmental laws, ordinances, requirements, orders, rules and regulations of the federal, state, county and municipal governments and agencies having jurisdiction over the Premises (the "Environmental Regulations") in connection with and arising out of the Tenant's use of the Premises. The Tenant also agrees to hold the Landlord harmless from any expenses or damages resulting from violations of the aforesaid environmental requirements.

     34th: It is the  obligation of the Landlord to maintain all external  walls
and  roofs  only,   and  all  other  repairs  and   maintenance   shall  be  the
responsibility of the Tenant.

     35th: Utilities to be paid by the tenant: gas, electric, water, heat, and air-conditioning, and sewer charges.

     36th: The Tenant shall have the option to renew this lease for an additional term of five (5) years under the same terms and conditions stated herein. The Tenant shall at least six (6) months prior to the expiration of this lease notify the Landlord in writing of its election to exercise this right.

     37th: It is agreed that if Lessor, at any time during the term of this lease receives a bonafide offer from a third party to purchase the leased premises and the Landlord accepts such offer, then the Landlord agrees to notify the leasee in writing, giving full details of said offer, and the leasee shall within 15 days of receipt of such notice notify the Landlord in writing of its election to purchase or not to purchase under the same conditions and terms contained in the offer. Failure of the leasee to give written notice as required herein shall deem to be a rejection to purchase and this right shall terminate upon sale of the premises.

     38th: The Tenant shall have the right to use all parking spaces located in front of the building, and shall be responsible for the maintenance of said parking area and sidewalk area including the removal of snow, ice, and debris.

     The Landlord may pursue the relief or remedy sought in any invalid clause, by conforming the said clause with the provisions of the statutes or the regulations of any governmental agency in such case made and provided as if the particular provisions of the applicable statutes or regulations were set forth herein at length.

     In all references herein to any parties, persons, entities or corporations the use of any particular gender or the plural or singular number is intended to include the appropriate gender or number as the text of the within instrument may require. All the terms, covenants and conditions herein contained shall be for and shall inure to the benefit of and shall bind the respective parties hereto, and their heirs, executors, administrators, personal or legal representatives, successors and assigns.

     IN WITNESS WHEREOF, the parties hereto have hereunto set their hands and seals, or caused these presents to be signed by their proper corporate officers and their proper corporate seals to be hereto affixed, the day and year first above written.

          Signed, Sealed and Delivered
               in the presence of
                 or Attested by




/s/                                            /s/
------------------------------------           ---------------------------------
                                               WILLIAM TANIS, SR.,      Landlord



                                               FORESEE CORPORATION
                                               ---------------------------------
                                                                          Tenant


                                               By:/s/
                                                  ------------------------------
                                                                       President

                 EXTENTION OF LEASE AMENDMENT OF April 28, 1982

Extend current lease which expires April 28, 1987, for five (5) years with a five (5) year option to renew, between William Tanis, Sr., 29 Lake End Road, Green Pond, New Jersey, LANDLORD, and Alfred Cioffi, Pres. Foresee Corporation, 955 Belmont Avenue, North Haledon, New Jersey, TENANT, with the following modifications:

     Rent increase, based on C.P.I. from May 1, 1982 to April 30, 1987, $310.00 per (1) month to $3,373,00.

     One (1) year to $40,476.00.

     C.P.I. increases to determine rent renewal as of May 1, 1987 to April 30, 1992.

     FORESEE CORPORATION agrees to hold Owner harmless on any action arising from any Agency, (EPA, DEP, New Jersey Department of Health, or ECRA) on said Lease, due to use of combustibles or any hazardous substance used by Foresee Corporation.

     Furthermore,  if  Lease is  terminated,  Foresee  Corporation  will be held
     responsible  for  cleanup  of  Buildings   controlled  by  these  Agencies.
     Foresee's responsibility is limited to interior and exterior of buildings.

All other conditions and terms of previous Lease, dated April 28, 1982 shall be continued.



                                     /s/
                                     -------------------------------------------
                                     WILLIAM TANIS, SR.,                Landlord



                                     /s/
                                     -------------------------------------------
                                     Alfred C. Cioffi,                 President
dated May 21, 1987                   Foresee Corporation

                              MODIFICATION OF LEASE

     WHEREAS, William Tanis, Sr., as Landlord, entered into a lease with Foresee Corporation, as Tenant, for the premises known as 953 Belmont Avenue, Borough of North Haledon, County of Passaic, State of New Jersey;

     WHEREAS, said lease was assigned by Foresee Corporation to the Tech Laboratories, Inc.;

     WHEREAS,  Tech  Laboratories,   Inc.,  has  exercised  the  option  therein
contained;

     WHEREAS, the parties wish to modify the rental terms of the aforesaid lease;

     NOW, THEREFORE, it is agreed as follows:

     1. All references in the lease to the Consumer Price Index rental increase is deleted.

     2. The rental for the option period commencing May 1, 1997, shall be as follows:


          1st year of option -- $4,300.00 monthly;

          2nd year of option -- $4,500.00 monthly;

          3rd year of option -- $4,500.00 monthly;

          4th year of option -- $4,500.00 monthly;

          5th year of option -- $4,700.00 monthly.

DATED: June 26, 1997

                                             /s/
                                             -----------------------------------
                                             WILLIAM TANIS, SR.,        Landlord



                                             TECH LABORATORIES, INC.



                                             By: /s/
                                                --------------------------------
                                             BERNARD M. CIONGOLI,      President
                                             Foresee Corporation